Exhibit 99.2

ELEPHANT TALK COMMUNICATIONS, INC. TO PRESENT AT NOBLE FINANCIAL GROUP SMALL CAP CONFERENCE IN LAKE LAS VEGAS ON AUGUST 18th
ASC WILL HOST A DINNER RECPETION ON AUGUST 19th IN LAS VEGAS AT THE PALMS HOTEL & CASINO

LOS ANGELES, CA, August 18 -- Elephant Talk Communications, Inc. (OTC BB: ETAK), an international telecom and multimedia content distributor, announced today that it was invited to attend the Noble Financial Group MadMax Conference to be held at the Loews Lake Las Vegas Resort on August 18th-19th, 2008. The Company will make a corporate presentation to investors, highlighting its recent accomplishments and outlining rapid growth perspectives in the global telecom and multimedia content industry. The company’s presentation, which will be webcasted live and archived, is scheduled on Monday, August 18th at 3:00PM. For more information on the conference, please visit www.noblemadmax.com.

Following the conference, the company will host an Investor Cocktail & Dinner Reception organized by Alan Stone & Company, LLC (ASC) at 5:30pm PST on Tuesday, August 19th. The reception, which will also include a corporate presentation, will be held at the Palms Hotel & Casino, 4321 W Flamingo Rd, Las Vegas, NV. Please contact ASC representatives to attend the reception or to request a private meeting with management on Monday, August 18th or Tuesday, August 19th.

Mr. Steven Van Der Velden, Chairman and CEO of Elephant Talk Communications, noted: “We are pleased to have been invited to the Noble Financial Conference, which will feature a strong group of over 125 emerging companies. Our presence at this prestigious event represents the continuation of our intensified investor communication campaign initiated earlier this year.”

About Elephant Talk Communications, Inc.

Elephant Talk Communications is positioning itself as an international telecom operator and enabler/systems integrator to the multimedia industry by facilitating the distribution of all forms of content, as well as mobile and fixed-telecom services, to global telecommunications consumers. The company provides traditional telecom services, media streaming, and distribution services primarily to the business-to-business (B2B) community within the telecommunications market. Elephant Talk is also a system integrator and developer for mobile telecom and content distribution solutions; and, as a Mobile Virtual Network Enabler (MVNE), the company has positioned itself as the premier outsourcing partner for both Mobile Network Operators (MNO's) as well as for Mobile Virtual Network Operators (MVNO's). ETLK is positioning itself as the preferred MVNE partner of the larger, global Mobile Operators and currently operates sophisticated networks in over a dozen markets in Europe, Asia Pacific, and the Middle East.

WallStreet Research profile on the company can be found at www.WallStreetResearch.org.

Forward-Looking Statements

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports or documents the Company files periodically with the Securities and Exchange Commission.

Contact:

Alan Stone & Company LLC
Alan Stone, Managing Director
(212) 521-4102
astone@alanstone.com
www.AlanStone.com
www.WallStreetResearch.org
www.SmallCapConference.org

John Keffalas, Senior Associate
(310) 444-3940